UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 17, 2024

GENVOR INCORPORATED

(Exact name of Registrant as specified in its Charter)

Nevada	000-56589	83-2054746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 S. Elliott Road, Suite 538, Chapel Hill, North Carolina 27514

(Address of Principal Executive Offices)

(984) 261-7338

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Regisrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

(i) On March 17, 2024, Genvor Incorporated (the “Company”) dismissed Turner, Stone & Company, LLP (the “Former Accounting Firm”) as its independent registered public accounting firm.

(ii) The report of the Former Accounting Firm on the Company’s financial statements for the periods ending September 30, 2023, and 2022, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except as set forth in subparagraph (iii) below.

(iii) The report of the Former Accounting Firm on the Company’s financial statements for the periods ended September 30, 2023, and 2022, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred net losses since inception and uncertain conditions exist which the Company faces relative to its obtaining capital in the equity markets.

(iv) The Company’s Board of Directors participated in and approved the decision to change the Company’s independent registered public accounting firm.

(v) During the fiscal years ended September 30, 2023 and 2022, and during the interim period through February 15, 2024, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years, and (ii) were no reportable events of the kind referenced in Item 304(a)(1)(v) of Regulation S-K.

(vi) The Company requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from the Former Accounting Firm is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(a)(2) New independent registered public accounting firm:

On or about March 20, 2024, the Company engaged Novogradac & Company LLP (the “New Accounting Firm”) of Plantation, Florida, as its new independent registered public accounting firm. During the fiscal years ended September 30, 2023, and 2022, and prior to March 20, 2024, we had not consulted with the New Accounting Firm regarding any of the following:

●	The application of accounting principles to a specific transaction, either completed or proposed;
●	The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing, or financial reporting issue; or
●	Any other matter that was the subject of a disagreement between the Company and the Former Accounting Firm or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Former Accounting Firm regarding change in certifying accountant (filed herewith)
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 21, 2024

GENVOR INCORPORATED

By:	/s/ Chad Pawlak
Name:	Chad Pawlak
Title:	Chief Executive Officer